                                                                     EXHIBIT 99


                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A



     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                February 6, 1997
                                       ------------------------------------
                                       Date


                                       /s/ PETER H. HECKMAN
                                       ------------------------------------
                                       Peter H. Heckman
                                       President, Chief Operating Officer
                                       and Director

                              POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A



     Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                               February 6, 1997
                                       ------------------------------------
                                       Date


                                       /s/ JOHN R. HUNTER
                                       ------------------------------------
                                       John R. Hunter
                                       Director

                              POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A


     Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                February 6, 1997
                                       ------------------------------------
                                       Date


                                       /s/ LOUIS G. LOWER, II
                                       ------------------------------------
                                       Louis G. Lower, II
                                       Chairman of the Board of Directors
                                       and Chief Executive Officer

                              POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A



     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                February 6, 1997
                                       ------------------------------------
                                       Date



                                       /s/ MICHAEL J. VELOTTA
                                       ------------------------------------
                                       Michael J. Velotta
                                       Vice President, Secretary, General
                                       Counsel and Director

                              POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A



     Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                               February 6, 1997
                                     ------------------------------------
                                     Date

                                     /s/ G. CRAIG WHITEHEAD
                                     ------------------------------------

                                     G. Craig Whitehead
                                     Senior Vice President
                                     and Director

                              POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A



     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                February 6, 1997
                                       ------------------------------------
                                       Date



                                       /s/ KEVIN R. SLAWIN
                                       ------------------------------------
                                       Kevin R. Slawin
                                       Vice President

                              POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A


     Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                               February 6, 1997
                                      ------------------------------------
                                      Date


                                      /s/ CASEY J. SYLLA
                                      ------------------------------------
                                      Casey J. Sylla
                                      Chief Investment Officer

                              POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A


     Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                February 6, 1997
                                      ------------------------------------
                                      Date


                                      /s/ JAMES P. ZILS
                                      ------------------------------------
                                      James P. Zils
                                      Treasurer

                              POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A



     Know all men by these presents that Keith A. Hauschildt, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                   February 6, 1997
                                         ------------------------------------
                                         Date


                                         /s/ KEITH A. HAUSCHILDT
                                         ------------------------------------
                                         Keith A. Hauschildt
                                         Assistant Vice President
                                         and Controller

                              POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A



     Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                  February 6, 1997
                                         ------------------------------------
                                         Date


                                         /s/ MARLA G. FRIEDMAN
                                         ------------------------------------
                                         Marla G. Friedman
                                         Vice President